Exhibit 10.16

TENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
THIS TENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 22, 2020, amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended, supplemented or modified through the date hereof (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (formerly Ferguson Enterprises, Inc.), a Virginia limited liability company (the “Servicer”), the Originators party thereto, the Conduit Purchasers listed on Schedule I thereto, the Committed Purchasers listed on Schedule I thereto, the LC Banks listed on Schedule III thereto, the Facility Agents listed on Schedule I thereto, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), TRUIST BANK (successor by merger to SunTrust Bank), as the co-administrative agent (the “Co-Administrative Agent”), and FERGUSON PLC (formerly Wolseley plc), a company incorporated in Jersey (the “Parent”).
Preliminary Statement: The Seller and the Servicer have requested the Administrative Agent, the Co-Administrative Agent and the Facility Agents to (i) extend the Temporary Period provided in the Ninth Amendment to Receivables Purchase Agreement dated as of April 17, 2020 to address the temporary business dislocations caused by the COVID-19 pandemic and (ii) to make certain related amendments to the Receivables Purchase Agreement, and the Administrative Agent, the Co-Administrative Agent and the Facility Agents signatory hereto are willing to agree to such amendments in accordance with the terms hereof. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date (defined below), refer to the Receivables Purchase Agreement as amended hereby.
I.    AMENDMENTS
Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Receivables Purchase Agreement is amended as follows:
1.1    Amendment of Definition of Temporary Period. The definition of “Temporary Period” in Section 1.01 of the Receivables Purchase Agreement hereby amended to read as follows:
    “Temporary Period” shall mean the Calculation Periods of April through December 2020.
1.2    Amendment of Termination Event. The Termination Event specified in clause (k) (Delinquency Ratio) of Section 8.01 of the Receivables Purchase Agreement is hereby amended to read as follows:
    (k)    for any Calculation Period not in the Temporary Period, 3-month rolling average Delinquency Ratio exceeds (i) for the January, February, March and December reporting months (as calculated in each such month for the preceding Calculation Period), 13.50% and (ii) for all other reporting months, 12.50%; provided that notwithstanding the foregoing, for the August 2020 through January 2021 reporting months (as calculated in each month for the preceding Calculation Period), the Termination Event shall occur if the 3-month rolling average Delinquency Ratio exceeds 18%;
    1.3    Annual Agreed-Upon Procedures. The parties to the Receivables Purchase Agreement hereby agree that no annual agreed-upon procedures shall be required for the calendar year ending December 2020.

Accordingly, the following sentence is hereby added to the end of Section 4.06(b) of the Receivables Purchase Agreement.
    Notwithstanding the foregoing, the Servicer shall not be required to furnish an agreed-upon procedures to the Facility Agents during the calendar year ending December 2020.
    II.    REPRESENTATIONS AND WARRANTIES
2.1    Each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
III.    CONDITIONS TO EFFECTIVENESS
3.1     This Amendment shall be effective on the date (the “Amendment Effective Date”) on which the Administrative Agent, the Co-Administrative Agent and the Facility Agents shall have received duly executed counterparts of this Amendment.
IV.     MISCELLANEOUS
4.1    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

    4.2    This Amendment, the other Transaction Documents and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment or any other Transaction Document (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on it to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation enforceable against it in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by any Facility Agent, the Administrative Agent or the Co-Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Each of Facility Agent, the Administrative Agent and the Co-Administrative Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Each party shall be entitled to rely on any Electronic Signature purportedly given by or on behalf any other party without further verification and (b) upon the request of any party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
    FERGUSON RECEIVABLES, LLC, as Seller

    By: /s/ Brenda Crowder
    Name: Brenda Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an Originator and Servicer

    By: /s/ Brenda Crowder
    Name: Brenda Crowder
    Title: Treasurer

ENERGY & PROCESS CORPORATION, as an Originator

By: /s/ Brenda Crowder
    Name: Brenda Crowder
    Title: Treasurer

FERGUSON FIRE & FABRICATION, INC., as an Originator

By: /s/ Brenda Crowder
    Name: Brenda Crowder
    Title: Treasurer

[Signature Page to 10th Amendment to Ferguson RPA]

FERGUSON PLC, as Parent

By: /s/ Phil Scott
    Name: Phil Scott
    Title: Group Head of Tax and Treasury

[Signature Page to 10th Amendment to Ferguson RPA]

ROYAL BANK OF CANADA, as Administrative Agent and a Facility Agent

    By: /s/ Janine D. Marsini
    Name: Janine D. Marsini
    Title: Authorized Signatory

    By: /s/ Milena Nicolescu
    Name: Milena Nicolescu
    Title: Authorized Signatory

[Signature Page to 10th Amendment to Ferguson RPA]

TRUIST BANK (successor by merger to SunTrust Bank), as Co-Administrative Agent and a Facility Agent

    By: /s/ Jason Meyer
    Name: Jason Meyer
    Title: Managing Director

[Signature Page to 10th Amendment to Ferguson RPA]

SMBC NIKKO SECURITIES AMERICA, INC, as a Facility Agent

    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

[Signature Page to 10th Amendment to Ferguson RPA]

PNC BANK, NATIONAL ASSOCIATION, as a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President
[Signature Page to 10th Amendment to Ferguson RPA]